                                                                   EXHIBIT 10.11


                              AMENDED AND RESTATED
                         CONSULTING SERVICES AGREEMENT


         THIS AMENDED AND RESTATED CONSULTING SERVICES AGREEMENT (this "Agreement"), is made and entered into effective as of June 27, 1996 (the "Effective Date"), by and between MARINER ENERGY, INC. (formerly known as Hardy Oil & Gas USA Inc.)(herein referred to as COMPANY);

                                      and

         DAVID S. HUBER (herein referred to as "HUBER") whose address is 176 Brookview Court, Ancaster, Ontario L9G1J6;

WHEREAS,

a) COMPANY is engaged in the business of acquiring, exploring, developing, owning and operating oil and gas properties in various deepwater areas of the United States Gulf of Mexico;

b) HUBER has represented to COMPANY that he is qualified professionally to furnish deepwater engineering consulting services for such purposes; and

c) COMPANY desires to engage and retain HUBER for the term and purposes hereinafter set forth and HUBER desires to provide to COMPANY the services hereinafter defined for the consideration hereinafter stated.

         NOW, THEREFORE, COMPANY and HUBER have COVENANTED and AGREED and by these presents do COVENANT and AGREE as follows:

                                       1.

                               SERVICES PROVIDED

A.               Deepwater Prospect Management

                 During the term hereof HUBER will use his best efforts and endeavors (as an independent contractor) to manage Deepwater Prospects to the point in time equal to 90 days following first production from each well on said Prospect for COMPANY in the United States Gulf of Mexico. The entire work effort of HUBER under this Agreement shall be performed for the exclusive benefit of COMPANY.





Consulting Services Agreement for David S. Huber

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B.               Deepwater Prospect Solicitation

                 During the term hereof HUBER will use his best efforts and endeavors (as an independent contractor) to solicit third parties in order to cause Deepwater Prospects generated by third parties to be presented to COMPANY for evaluation and consideration with respect to COMPANY'S participation in said prospects as a Working Interest owner.

C.               Deepwater Prospect Marketing

                 In the event COMPANY decides to market all or a portion of its interest in a Deepwater Prospect, HUBER will use his best efforts and endeavors to assist COMPANY in such marketing effort during the term hereof.

                                       2.

                               TERM OF AGREEMENT

                 This Agreement shall continue for a term of five (5) years, commencing on the Effective Date and ending on June 30, 2001, and shall automatically be extended for each successive calendar month thereafter until either COMPANY or HUBER shall give the other party 30 days' advance written notice of intent to terminate, in which event this Agreement shall terminate upon the expiration of such 30-day period.

                 Notwithstanding anything contained herein to the contrary, HUBER shall have the right to terminate this Agreement at any time if COMPANY relocates its principal office outside of the metropolitan area of Houston, Texas.

                 During the term of this Agreement, COMPANY shall have the first option on HUBER's services. At any time during the term of this Agreement that HUBER and COMPANY agree that COMPANY does not have any Deepwater Prospects requiring HUBER's services, HUBER may provide services to other parties, so long as HUBER's work for said parties does not violate the provisions of paragraph 10 and otherwise does not conflict with any of the COMPANY'S Deepwater Prospects.

                                       3.

                                  RETAINER FEE

                 For the period commencing on the Effective Date and ending on June 30, 2001, COMPANY shall pay HUBER a daily retainer fee of $850 per day worked, payable semi-monthly on or before the 1st and the 15th days of each month.

                 COMPANY hereby guarantees HUBER a minimum of 200 days' retainer fee during each year of this Agreement. Should HUBER and the Company mutually agree that Huber may provide services directly for other parties during a year of this





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Agreement, said services will be credited toward COMPANY'S guaranteed 200 days per year.

                 If, by the end of the ninth month of each year of this Agreement, COMPANY has not paid HUBER for at least 100 days of service during such year, COMPANY shall pay HUBER the difference between actual days paid and 100 days.

                 If, by the last day of each such year, COMPANY has not paid HUBER for at least 200 days of service during said year, COMPANY shall pay HUBER the difference between actual days paid and 200 days.

                                       4.

                             OFFICE SPACE, PARKING

                 COMPANY shall provide an office and paid parking for HUBER at COMPANY'S office at 580 Westlake Boulevard, Suite 1300, Houston, Texas 77079 or such other office location in Houston as COMPANY may choose, during the term of this Agreement. HUBER may perform the services to be provided hereunder at COMPANY'S office or in any other location HUBER deems necessary or appropriate.

                                       5.

                           REIMBURSEMENT OF EXPENSES

                 In connection with services provided pursuant to this
Agreement:

                 A. COMPANY will reimburse HUBER for all reasonable out of pocket expenses incurred;

                 B. COMPANY will reimburse HUBER for all reasonable automobile rental and fuel expenses incurred;

                 C. COMPANY shall pay HUBER $45 per day as per diem allowance;

                 D. COMPANY will reimburse HUBER for monthly round-trip airfare from Houston, Texas to Colorado Springs, Colorado; and

                 E. COMPANY will pay for HUBER's hotel/apartment accommodations in Houston, Texas.

                 All expenditures described above which are expected to exceed one-hundred dollars ($100.00) must be pre-approved by COMPANY'S Senior Vice President of Production.





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                 HUBER will submit a monthly expense report to COMPANY within a reasonable time following the last day of each month. COMPANY shall make reimbursement to HUBER within one (1) week following receipt of expense report.


                                       6.

                             INCENTIVE COMPENSATION

         6.1     Definitions.

                 An "AFFILIATE" of a specified person is any person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that specified person.

                 "BENEFICIAL OWNERSHIP" of a security shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934.

                 A "CHANGE IN CONTROL" shall have occurred if, after the Effective Date:


                                  (i)      Any person or group of affiliated
                          persons (other than Joint Energy Development
                          Investments Limited Partnership ("JEDI") or an affiliate of Enron Corp.) shall become the beneficial owner, directly or indirectly, of 66-2/3 percent or more of the outstanding Voting Stock of Newco unless Newco becomes a subsidiary of an entity which does not have a beneficial owner, directly or indirectly, of 66 2/3 percent or more of the outstanding Voting Stock of such entity (other than JEDI or an affiliate of Enron Corp.); or

                                  (ii)     Newco shall approve (x) a merger or
                          consolidation of Newco with or into any other person, if as a result any person (other than JEDI or an affiliate of Enron Corp.) shall become the beneficial owner, directly or indirectly, of 66-2/3 percent or more of the outstanding Voting Stock of Newco unless Newco becomes a subsidiary of an entity which does not have a beneficial owner, directly or indirectly, of 66-2/3 percent or more of the outstanding Voting Stock of such entity (other than JEDI or an affiliate of Enron Corp.), (y) any sale, lease, exchange or other transfer of two-thirds or more of the consolidated assets of Newco and its subsidiaries taken as a whole in one transaction or a series of related transactions whether by direct sale of assets, sale of stock of a subsidiary or a merger involving any subsidiary, or (z) the dissolution of Newco; or





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                                  (iii)    Recognizing that the events
                          described in this clause and the events described in clause (ii) above may not necessarily be mutually exclusive, any sale, exchange or other transfer of two-thirds or more of the outstanding Voting Stock of the COMPANY or any sale, lease, exchange or other transfer of two-thirds or more of the consolidated assets of the COMPANY and its subsidiaries (if any) taken as a whole in one transaction or a series of related transactions.

                 "COMPANY" means Mariner Energy, Inc., a Delaware corporation.

                 "COMPANY GROUP" means any or all of COMPANY or any of its affiliates, Hardy Oil & Gas plc or any of its affiliates, Joint Energy Development Investments Limited Partnership or any of its affiliates, Enron Capital & Trade Resources Corp. or any of its affiliates, and any and all other persons paying introduction/placement fees to Joint Energy Development Investments Limited Partnership or any of its affiliates or Enron Capital & Trade Resources Corp. or any of its affiliates for access to one or more Working Interests of COMPANY.

                 "COMPANY'S WORKING INTEREST" and "WORKING INTEREST OF COMPANY" mean, with respect to any Prospect, the Working Interest in such Prospect acquired by COMPANY and, for purposes of this paragraph 6, shall include each portion thereof that COMPANY may subsequently transfer to another member of COMPANY Group or to any other person.

                 "CONTROL" means (a) holding, directly or indirectly, more than 50 percent of the outstanding voting securities of a non-individual person, (b) having the right, directly or indirectly, to more than 50 percent of the profits of a non-individual person, (c) having the right, directly or indirectly, to more than 50 percent of the assets of a non-individual person if it is dissolved or (d) having the contractual power to designate more than 50 percent of the directors (or individuals exercising similar functions) of a non-individual person.

                 "DEVELOPMENT ACREAGE" means the acreage within a Prospect covering a known or inferred geologic structure upon which COMPANY and/or its joint working interest owners or a farmee of COMPANY's Working Interest in a Prospect have drilled a well capable of commercial oil and/or gas production. Such acreage shall be deemed to be Development Acreage from the surface of the earth down through the deepest known productive horizon. The committee described in paragraph 6.5.1(a), below, shall designate acreage within a Prospect as Development Acreage based upon the most current interpretation available at the time of designation.





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                 "EFFECTIVE DATE" means the effective date of this Consulting
                 Services Agreement.

                 "EXPLORATION AND DEVELOPMENT COSTS" means, with respect to any Prospect or Prospects, and without duplication, all direct, capital costs actually incurred by COMPANY Group in connection with exploration and development of such Prospect or Prospects, including, without limitation, all costs incurred in preparing for drilling, drilling, testing, completing, equipping (including, without limitation, installation of platforms, facilities and pipelines and dry hole costs) and recompleting wells, all geological and geophysical costs, and all leasehold costs (including bonus, delay rentals and all other costs of acquiring and maintaining in force the leases, or portions thereof or undivided interests therein, included in such Prospects). Exploration and Development Costs shall not include lease operating expenses or general and administrative expenses of the COMPANY Group.

                 "EXPLORATORY ACREAGE" means the acreage comprising a Prospect which has not been designated by the committee described in paragraph 6.5.1(a), below, as either Development Acreage or a Producing Property Acquisition. Exploratory Acreage shall not be limited as to depth (except to the extent, if any, to which COMPANY's Working Interest therein is limited as to depth).

                 "FPF/TLP EXPLOITATION PROSPECT" means any Prospect containing a hydrocarbon reservoir which (a) exhibits a sufficient likelihood of such hydrocarbon reservoir being economic, based on commercially producible shows of hydrocarbons in a well drilled within such reservoir, together with other geological and geophysical data and interpretations, such that COMPANY in its reasonable judgment plans to develop such reservoir, and
                 (b) is reasonably expected by COMPANY to be exploited and/or developed by utilizing a floating production facility and/or a tension leg platform.

                 "FPF/TLP EXPLORATION PROSPECT" means any Prospect (other than an FPF/TLP Exploitation Prospect) with respect to which COMPANY reasonably expects to utilize a floating production facility and/or a tension leg platform in connection with operations to be conducted on such Prospect.

                 "INITIAL WELL" means, with respect to a Prospect, the first well drilled on such Prospect in which COMPANY participates as a Working Interest owner or with respect to which COMPANY retains an overriding royalty or other interest in oil and gas production from such well.





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                 "MAJOR PROSPECT" means any Prospect with respect to which the total amount estimated by COMPANY for Exploration and Development Costs to be incurred by COMPANY Group (i.e., net to COMPANY Group's interest) through the end of the primary development period for the field comprising such Prospect exceeds $30 million.

                 "NET PROFIT SHARE LEASE" means an oil and gas lease which provides for sharing between lessor and lessee of the net profits or net proceeds, as defined in said lease, from the sale of oil and/or gas produced therefrom.

                 "NEWCO" means Mariner Holdings, Inc., a Delaware corporation, or its successors.

                 "OVERRIDING ROYALTY INTEREST" means an interest in gross production of oil and gas under each oil and gas lease (or portion thereof) included within a Prospect, which interest (except as herein otherwise provided) shall be free of all costs of acquisition, exploration, drilling, completing, equipping, operating and developing any oil and gas produced from such lease.

                 A "PARENT" of a specified person is another person that controls such specified person directly or indirectly through one or more intermediaries.

                 "PAYOUT" means, for each Initial Well and each subsequent well drilled on a Prospect, the point in time at which the revenue to COMPANY or its assigns from its interest in oil and gas production from such well (after deduction of COMPANY's or its assigns' prorata part of the burden of (i) all landowners' royalties, overriding royalties, net profits interests, production payments or other burdens upon, measured by or payable out of such production and (ii) all applicable ad valorem, production, severance, sales, gathering, windfall profits excise and similar taxes) equals the sum incurred by or for the account of COMPANY or its assigns (x) in preparing for drilling, drilling, testing, completing, equipping (including, without limitation, installation of platforms, facilities and pipelines), operating, reworking and recompleting the well, and marketing the production therefrom, and (y) for such well's allocable share of geological and geophysical costs, leasehold costs and other common costs. "Leasehold costs" shall mean payments for bonus, delay rentals, and all other costs of acquiring from the landowners (or, in the case of an acquisition by COMPANY (but not any assignee of COMPANY), from predecessors in title to such leases) and maintaining in force the leases allocated to the well. Leases "allocated" to a well shall mean the leases or portions thereof or undivided interests therein to which production from a well is attributed, whether on a lease or unit basis. With respect to each such well, "common costs" shall mean capital costs that are attributable to (a) such Prospect as a whole or (b) such well and one or more other wells (but not all wells) on such Prospect and shall include, without





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                 limitation, costs of drilling, plugging and abandoning
                 non-productive wells on such Prospect. Each such well's allocable share of common costs shall be determined by COMPANY in any manner it deems appropriate from time to time.

                 The expression "2.5 TIMES PAYOUT" means, for each Initial Well and each subsequent well drilled on a Prospect, the point in time at which such revenue to COMPANY or its assigns from its interest in oil and gas production from such well, after such deductions mentioned above, equals the product of 2.5 times the sum incurred by or for the account of COMPANY or its assigns (x) in preparing for drilling, drilling, testing, completing, equipping, operating, reworking and recompleting the well, and marketing the production therefrom, and (y) for such well's allocable share of geological and geophysical costs, leasehold costs and other common costs as mentioned above.

                 A "PERSON" is an individual, a corporation, a trust, a partnership, a limited liability company, an association or any other entity.

                 "PRODUCING PROPERTY ACQUISITION" means a lease or leases, or portions thereof or undivided interests therein, acquired by COMPANY during the term or extended term of this Agreement principally for the value of existing oil and gas production thereon and further development of oil and gas reserves considered proved under such lease or leases at the time of acquisition. A Producing Property Acquisition shall include acquisition of such leasehold interests even though COMPANY may have previously acquired interests in some or all of the same leases as a Prospect acquisition (i.e., prior to the time such leases were considered to contain proved oil and gas reserves). COMPANY may in its sole discretion designate a Producing Property Acquisition in whole or in part as a Prospect.

                 "PROSPECT" means the lease or leases, or portions thereof or undivided interests therein, acquired by COMPANY during the term or extended term of this Agreement covering lands in deep water areas of the United States Gulf of Mexico which in the sole opinion of COMPANY may contain one or more hydrocarbon accumulations capable of being commercially produced; provided, however, "Prospect" shall not include any prospects other than FPF/TLP Exploration Prospects, FPF/TLP Exploitation Prospects, Subsea Tieback Exploration Prospects and Subsea Tieback Exploitation Prospects. For purposes of this definition of Prospect, the acquisition of a lease or leases shall mean the acquisition by COMPANY of legal or beneficial rights or interests in a lease or leases, including (without limitation) contractual rights to acquire or earn a lease or leases (whether by farmout agreement or otherwise, and whether such contractual rights are subject to certain conditions such as the drilling or





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                 completion of a commercial well, and without regard to the results of the drilling or completion of any such well under such contract). A Prospect shall not include a prospect acquired by COMPANY by merger or consolidation of COMPANY with or into another entity unless such prospect is so designated by COMPANY. A Prospect shall not include a Producing Property Acquisition unless such Prospect is so designated by COMPANY. All Prospects shall be deemed to be without depth limitation unless the COMPANY designates specified depths only at the time said Prospect is initially acquired by COMPANY. Notwithstanding the date or dates on which leases in a Prospect are actually acquired by COMPANY, solely for purposes of determining the individuals who are entitled to receive an Overriding Royalty Interest therein, such leases, or portions thereof or undivided interests therein, shall be deemed to have been acquired by COMPANY as of the date on which COMPANY's management approved such Prospect acquisition. In furtherance of the foregoing, if any lease or leases, or portions thereof or undivided interests therein, acquired by COMPANY on or after April 18, 1996, but prior to the commencement of the term of this Agreement, would constitute a "Prospect" under the foregoing definition but for the fact that such lease or leases, or portions thereof or undivided interests therein, were not acquired by COMPANY during the term of this Agreement, the same shall, nevertheless, be deemed to have been acquired by COMPANY as of the commencement of the term of this Agreement and shall constitute a Prospect for purposes of this paragraph 6.

                 "SUBSEA TIEBACK EXPLOITATION PROSPECT" means any Prospect containing a hydrocarbon reservoir which (a) exhibits a sufficient likelihood of such hydrocarbon reservoir being economic, based on commercially producible shows of hydrocarbons in a well drilled within such reservoir, together with other geological and geophysical data and interpretations, such that COMPANY in its reasonable judgment plans to develop such reservoir, and (b) is reasonably expected by COMPANY to be exploited and/or developed by utilizing a subsea tieback system.

                 "SUBSEA TIEBACK EXPLORATION PROSPECT" means any Prospect (other than a Subsea Tieback Exploitation Prospect) with respect to which COMPANY reasonably expects to utilize a subsea tieback system in connection with operations to be conducted on such Prospect.

                 A "SUBSIDIARY" of a specified person is an entity controlled by such person directly or indirectly through one or more intermediaries.

                 "VOTING STOCK" means shares of capital stock of the specified entity the holders of which are entitled to vote for election of directors thereof.





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                 "WORKING INTEREST" means the leasehold working interest, or undivided interest therein, under an oil and gas lease which obligates the owner thereof to bear his percentage of the costs and expenses relating to the maintenance and development of, and operations relating to, such lease and the well or wells associated therewith.

         6.2     HUBER's Property Interest.

                 6.2.1 Subject to the other provisions of this paragraph 6, HUBER shall own, be immediately vested with, and be entitled to receive the benefits of an Overriding Royalty Interest equal to an undivided percentage of COMPANY's Working Interest, more specifically described below, in each well on a Prospect and the lease or leases allocated thereto, as follows:

                                      Overriding Royalty Interest
                                      ----------------------------

                               Before Payout               After Payout
                               -------------               ------------
                                0.125000%                    0.500000%


                          At 7:00 a.m. on the first day of the month following the month in which Payout of such well occurs, the Overriding Royalty Interest shall increase from the applicable before-Payout percentage to the applicable after-Payout percentage.

                 6.2.2 Under a previous Incentive Compensation Plan, HUBER has received or is entitled to receive overriding royalty interests ("Existing ORIs") in a certain prospect (the "Existing Prospect"). The Existing ORIs are equal to an undivided percentage of Company's Working Interest in each well on the Existing Prospect and the lease or leases allocated thereto, as follows:

                                             Existing ORI
                                             ------------
                             Existing Prospect       Before Payout  After Payout
                             -----------------       -------------  ------------
                        Mississippi Canyon 661, 705    0.09000%      0.36000%

                          The provisions of paragraphs 6.4, 6.5, 6.6 and 6.7 shall apply to the Existing ORIs in the Existing Prospect as fully as such provisions apply to any Overriding Royalty Interest in a Prospect to which HUBER is entitled under this Agreement.





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         6.3     Governmental Filings.

                 COMPANY will assist HUBER in Filing an 83b Election with the Internal Revenue Service on each Prospect, on a prospect by prospect or lease by lease basis, as the case may be, denoting the transfer to HUBER of the Overriding Royalty Interest and stating the value of such interest for the purposes at the time the interest is acquired.

         6.4     Assignment of Overriding Royalty Interest.

                 Subject to the provisions of paragraph 6.5, as soon as practicable after the end of each calendar quarter during the term or extended term of this Agreement, HUBER shall be entitled to receive recordable assignments of his Overriding Royalty Interest in a lease or leases (or portions thereof) acquired by COMPANY in a Prospect during such calendar quarter. As soon as practicable after the end of each such calendar quarter, COMPANY shall provide HUBER with the following:

                          (a) A recordable assignment of his Overriding Royalty Interest in the leases (or portions thereof) acquired by COMPANY in each Prospect during such calendar quarter.

                          (b) A plat outlining the geographical limits of each such Prospect. COMPANY shall review each Prospect plat each calendar quarter in light of drilling activity on or near the Prospect, and expand the plat boundary if new leases are acquired which COMPANY believes to contain a prospective hydrocarbon accumulation that is located on the same geological feature as such Prospect. HUBER shall be entitled to his Overriding Royalty Interest in any lease acquired by COMPANY within the Prospect plat boundary (and, to the extent provided in paragraph 6.7.2, in any renewal, extension or new lease within the Prospect plat boundary) for as long as such lease within the boundary remains in effect.

                 6.4.1 Upon execution and delivery of such recordable assignment to HUBER, COMPANY shall record the assignment.

                 6.4.2 If, prior to the drilling of the Initial Well on a Prospect or thereafter, COMPANY believes in good faith that there is a substantial likelihood that it may be necessary to exercise its discretion under paragraph 6.5 with respect to adjustment of HUBER's Overriding Royalty Interest in leases included within such Prospect, COMPANY may defer delivery of a recordable





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                          assignment of HUBER's Overriding Royalty Interest
                          pending a determination under paragraph 6.5.

                 6.4.3 Upon request by COMPANY, HUBER agrees to execute and deliver any and all transfer orders, division orders and other documents as may be necessary or appropriate to cause all revenue attributable to his interest in a well to be paid to COMPANY on his behalf until delivery by COMPANY to HUBER of a recordable assignment of his interest in such well pursuant to this paragraph 6. In such event, COMPANY agrees promptly to process such funds and pay all funds due HUBER at the same time third parties are paid revenue distributions from such well by COMPANY. After an assignment is delivered to HUBER, COMPANY shall promptly give appropriate notice to the disbursing entities in order to facilitate direct payment to HUBER of all revenue attributable to his interest in such well.

                 6.4.4. Subject to the last sentence of this paragraph 6.4.4, COMPANY or its assigns shall quarterly perform Payout calculations on each well which has not reached Payout in every Prospect so that payments to HUBER may be made on a proper before payout/after payout basis on each well in every Prospect. COMPANY or its assigns shall prepare a quarterly Payout statement for each well within each Prospect and shall provide HUBER a copy of said quarterly Payout statements within ninety (90) days following the end of the quarter. When Payout status is reached on a well, COMPANY or its assigns shall deliver notice of such event to HUBER, the operator of such well and each purchaser of production from such well and COMPANY or its assigns shall direct such operator or purchaser of production (as appropriate) to disburse future revenues attributable to HUBER's and COMPANY's respective interests in such well on an after-Payout basis. Notwithstanding the foregoing, if HUBER's Overriding Royalty Interest in any such well is adjusted pursuant to any provisions of this paragraph 6 so as to be the same percentage before and after Payout of such well, then the provisions of this paragraph 6.4.4 shall no longer apply from and after the date of such adjustment.

                 6.4.5 Should HUBER be married or divorced at such time as HUBER earns the right to have an Overriding Royalty Interest assigned to him hereunder, COMPANY shall have no obligation to make assignments to HUBER's spouse/or former spouse. Any division of community property shall be the responsibility of HUBER.

                 6.4.6 All interests assigned by COMPANY to HUBER shall be subject to the terms, conditions and provisions of
                          (a) any joint operating





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                          agreement at any time theretofore or thereafter
                          entered into by COMPANY or its assigns with other Working Interest owners covering any of the leases affected by the Overriding Royalty Interest herein provided for, and (b) any farm-out or other agreements under which COMPANY acquires or may acquire its interest in the leases; including, particularly, by way of illustration and not by way of limitation, (i) any provision of an applicable farm-out agreement requiring reduction of COMPANY's interest in the leases after "payout" of an earning well or wells thereunder, in which event HUBER's Overriding Royalty in such leases shall be proportionately reduced, and (ii) any provision requiring forfeiture of interest for nonparticipation, recoupment of multiple recovery costs and the like to the extent that COMPANY would forfeit its Working Interest for nonparticipation either forever or until recoupment of drilling and/or operating costs by the third parties electing to participate, or such other like reason; and in the event any such provisions come into effect, HUBER's Overriding Royalty in such leases shall be suspended until such time, if ever, as such multiple recovery of costs by the participating leasehold owners has been recovered or such other cause for suspension is removed and such Working Interest of COMPANY is reinstated, at which time HUBER's Overriding Royalty shall be so reinstated.

                          All interests assigned by COMPANY to HUBER shall be subject to the terms, conditions and provisions of the leases, any assignments and/or subleases thereof theretofore made or agreed to be made by COMPANY, and any amendments or modifications of the leases, theretofore or thereafter made, and HUBER agrees that any such amendments or modifications may be made without the consent or joinder of HUBER.

                 6.4.7 COMPANY or its assigns shall not have the right to sell, assign, farmout, convey or otherwise encumber HUBER's Overriding Royalty Interest, except as otherwise provided in this paragraph 6.

                          6.4.8(a) Notwithstanding anything contained herein to the contrary, if, after the Effective Date and during the term or extended term hereof, there shall have been a Change in Control, then HUBER shall be entitled to receive recordable assignments of his Overriding Royalty Interest, adjusted in the manner described hereinbelow, in any lease or leases (or portions thereof or undivided interests therein) theretofore acquired by COMPANY and not yet assigned during the term or extended term hereof and, upon subsequent acquisition by COMPANY, in any lease or





Consulting Services Agreement for David S. Huber
                                           leases (or portions thereof or
                                           undivided interests therein)
                                           thereafter acquired by COMPANY, in
                                           all Prospects acquired by COMPANY
                                           prior to such Change in Control.
                                           Said Overriding Royalty Interest
                                           shall be assigned in the following
                                           manner:

                                           HUBER's after-Payout interest shall
                                           be reduced to one-half of HUBER's
                                           after-Payout interest stated in
                                           paragraph 6.2 (as such after-Payout
                                           interest stated in paragraph 6.2 may
                                           have previously been reduced
                                           pursuant to other provisions of this
                                           paragraph 6) and HUBER's before-
                                           Payout interest shall be increased
                                           to twice HUBER's before-Payout
                                           interest stated in paragraph 6.2 (as
                                           such before-Payout interest stated
                                           in paragraph 6.2 may have previously
                                           been reduced pursuant to other
                                           provisions of this paragraph 6) with
                                           the result that HUBER's interests
                                           before and after Payout shall be
                                           equal.

                          6.4.8(b) Notwithstanding anything contained herein to the contrary, if, after the Effective Date and during the term or extended term hereof, the COMPANY's Working Interest in any Prospect is sold, transferred or conveyed to the holder of any indebtedness of the COMPANY or of Newco or of any parent or subsidiary of the COMPANY or Newco, or to any unaffiliated third party, by or pursuant to a foreclosure of any mortgage or other security interest therein securing such indebtedness or any part thereof or by transfer or conveyance in lieu of such foreclosure, then HUBER shall be entitled to receive, prior to the consummation of such sale, transfer or conveyance, a recordable assignment of his Overriding Royalty Interest, adjusted in the manner described in paragraph 6.4.8(a), in any lease or leases (or portions thereof or undivided interests therein) theretofore acquired by COMPANY and not yet assigned during the term or extended term hereof and, upon subsequent acquisition by COMPANY, in any lease or leases (or portions thereof or undivided interests therein) thereafter acquired by COMPANY, in all
                                           Prospects acquired by COMPANY prior
                                           to such sale, transfer or
                                           conveyance.





Consulting Services Agreement for David S. Huber

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
                 6.4.9 Notwithstanding anything contained herein to the contrary, if, during the term or extended term hereof, all or substantially all of the COMPANY's Working Interests in all or substantially all Exploratory Acreage then owned by the COMPANY are sold, transferred or conveyed to an unaffiliated third party, then HUBER shall be entitled to receive, prior to the consummation of such sale, transfer or conveyance, recordable assignments of his Overriding Royalty Interest, adjusted in the manner described in paragraph 6.4.8(a), in all leases (or portions thereof or undivided interests therein) that cover and include such Exploratory Acreage not yet assigned during the term or extended term hereof.

         6.5     Retained Company Discretion

                 6.5.1 HUBER and COMPANY recognize that in instances where all or a portion of COMPANY's Working Interest in a lease or leases will be sold or farmed out to unaffiliated third parties, HUBER's Overriding Royalty Interest might in some circumstances have a negative effect on the marketability of COMPANY's Working Interest to third parties. In such cases, COMPANY will in good faith attempt to transfer COMPANY's Working Interest subject to HUBER's Overriding Royalty Interest provided for in this paragraph 6; provided, however, if, in COMPANY's good faith judgment, COMPANY's Working Interest cannot be sold or farmed out subject to HUBER's Overriding Royalty Interest, COMPANY may elect to adjust HUBER's Overriding Royalty Interest as hereinafter provided.

                          6.5.1(a) The Board of Directors of COMPANY shall designate a committee of not less than three individual persons employed by COMPANY, at least half of whom has been granted an employee Overriding Royalty Interest by COMPANY, to exercise discretion on behalf of COMPANY in reducing or modifying, pursuant to this paragraph 6.5.1 only, the Overriding Royalty Interests provided for in this paragraph 6; provided, however, that the Board of Directors of the COMPANY shall have the right to designate a non-voting member of such committee, who may be a director of the COMPANY or otherwise, and such member shall have the right to participate in all meetings of such committee (and shall receive reasonable advance notice of any such meetings) and shall be entitled to the same information as is available to the other members of the committee.
                                           Such committee shall make all
                                           decisions under this paragraph 6.5.1
                                           subject





Consulting Services Agreement for David S. Huber
                                           to obtaining the approval of the
                                           Board of Directors of COMPANY where
                                           such approval is required under the
                                           provisions of this paragraph 6.5.1.
                                           Any decision made by the committee
                                           shall require the approval of a
                                           majority of the members of the
                                           committee.  Any change to this
                                           paragraph 6.5.1(a) shall require the
                                           approval of the Board of Directors
                                           of the COMPANY and a majority of the
                                           Management Directors (as that term
                                           is defined in the Stockholders'
                                           Agreement dated April 2, 1996,
                                           between Enron Capital & Trade
                                           Resources Corp., Newco and certain
                                           employees of and consultants to the
                                           COMPANY, as it may be amended from
                                           time to time) who became
                                           stockholders pursuant to Section B.1
                                           of that agreement.

                          6.5.1(b) With respect to any Prospect on which no initial Well has been drilled and no assignments of
                                           Overriding Royalty Interests have
                                           been made to HUBER, the committee
                                           may modify or reduce the Overriding
                                           Royalty Interest of HUBER in leases
                                           included within such Prospect in any
                                           manner necessary in the good faith
                                           judgment of the committee to make an
                                           interest in such Prospect saleable
                                           to any person not in COMPANY Group;
                                           provided, however, in connection
                                           with any sale by COMPANY of an
                                           interest in such Prospect to any
                                           such person, HUBER's Overriding
                                           Royalty Interest shall be reduced to
                                           zero unless the committee recommends
                                           a lesser reduction and such
                                           recommendation is approved by the
                                           Board of Directors of COMPANY.  Such
                                           modification or reduction shall
                                           apply only to the interest sold to
                                           such a person, and shall not affect
                                           the interest retained by the
                                           COMPANY.  Any reduction or exercise
                                           of discretion by COMPANY under this
                                           paragraph shall be applied
                                           proportionately to all participants
                                           who are entitled to receive from
                                           COMPANY an Overriding Royalty
                                           Interest in leases included within
                                           such Prospect.

                          6.5.1(c) With respect to any Prospect on which the Initial Well has been drilled and which Prospect has not been determined by COMPANY to be capable of producing oil and/or gas, should COMPANY desire to sell all or any portion of its Working Interest in such Prospect to unaffiliated third parties, the committee may adjust the Overriding Royalty
                                           Interest of





Consulting Services Agreement for David S. Huber

                                           HUBER in leases included within such
                                           Prospect in the following manner:

                                           HUBER's after-Payout interest shall
                                           be reduced to one-half of HUBER's
                                           after-Payout interest stated in
                                           paragraph 6.2 (as such after-Payout
                                           interest stated in paragraph 6.2 may
                                           have previously been reduced
                                           pursuant to other provisions of this
                                           paragraph 6) and HUBER's before-
                                           Payout interest shall be increased
                                           to twice HUBER's before-Payout
                                           interest stated in paragraph 6.2 (as
                                           such before-Payout interest stated
                                           in paragraph 6.2 may have previously
                                           been reduced pursuant to other
                                           provisions of this paragraph 6),
                                           with the result that HUBER's
                                           interests before and after Payout
                                           shall be equal.

                                           Such adjustment shall apply only to
                                           the interest sold to unaffiliated
                                           third parties, and shall not affect
                                           the interest retained by COMPANY.
                                           Any exercise of discretion by
                                           COMPANY under this paragraph shall
                                           be applied in like manner to all
                                           participants who are entitled to
                                           receive from COMPANY an Overriding
                                           Royalty Interest in leases included
                                           within such Prospect.

                                           Notwithstanding anything contained
                                           herein to the contrary, if, after
                                           the Effective Date and during the
                                           term or extended term hereof, there
                                           shall have been a Change in Control,
                                           then neither COMPANY nor the person
                                           acquiring the control shall have any
                                           right to make the adjustment
                                           described above in this paragraph
                                           6.5.1(c).

                                           Notwithstanding anything contained
                                           herein to the contrary, if, after
                                           the Effective Date and during the
                                           term or extended term hereof, the
                                           COMPANY's Working Interest in any
                                           Prospect is sold, transferred or
                                           conveyed to the holder of any
                                           indebtedness of the COMPANY or of
                                           Newco or of any parent or subsidiary
                                           of the COMPANY or Newco, or to any
                                           unaffiliated third party, by or
                                           pursuant to a foreclosure of any
                                           mortgage or other security interest
                                           therein securing such indebtedness
                                           or any part thereof or by transfer
                                           or conveyance in lieu of such





Consulting Services Agreement for David S. Huber
                                           foreclosure, then such holder or
                                           other third party shall not have any
                                           right to make the adjustment
                                           described above in this paragraph
                                           6.5.1.(c).

                          6.5.1(d) With respect to any Prospect which has not been determined by COMPANY to be capable of producing oil and/or gas, and regardless of whether or not the Initial Well has been drilled thereon, should COMPANY desire to farmout all or any portion of its Working Interest in such Prospect to unaffiliated third parties, the committee shall (unless the committee recommends otherwise and the Board of Directors approves such recommendation) adjust the Overriding Royalty Interest of HUBER in leases included within such Prospect in the following manner:

                                           HUBER's Overriding Royalty Interest
                                           shall be calculated by multiplying
                                           HUBER's percentage interests stated
                                           in paragraph 6.2 above (as such
                                           interests may have previously been
                                           reduced pursuant to other provisions
                                           of this paragraph 6) by COMPANY's
                                           overriding royalty interest set
                                           forth in the particular farmout
                                           agreement for said Prospect, for and
                                           during the period of time in which
                                           COMPANY receives such overriding
                                           royalty interest.

                                           To the extent, if any, that
                                           COMPANY's overriding royalty
                                           interest set forth in such farmout
                                           agreement converts to a Working
                                           Interest in such Prospect (whether
                                           by election of COMPANY or
                                           otherwise), then, from and after
                                           such conversion, HUBER's Overriding
                                           Royalty Interest shall be based upon
                                           such Working Interest of COMPANY
                                           pursuant to paragraph 6.2 above;
                                           provided, however, if pursuant to
                                           such farmout agreement, only a
                                           portion of COMPANY's overriding
                                           royalty interest converts to a
                                           Working Interest and COMPANY
                                           retains, following such conversion,
                                           some overriding royalty interest in
                                           addition to such Working Interest,
                                           HUBER shall be entitled to receive,
                                           as part of HUBER's Overriding
                                           Royalty Interest based upon
                                           COMPANY's Working Interest, an
                                           interest equal to the percentage
                                           stated in paragraph 6.2 above (as
                                           such interest may have previously
                                           been reduced pursuant to other
                                           provisions





Consulting Services Agreement for David S. Huber
                                           of this paragraph 6) multiplied by
                                           COMPANY's retained overriding
                                           royalty interest.

                                           Such adjustment shall apply only to
                                           the interest farmed out to
                                           unaffiliated third parties, and
                                           shall not affect the interest
                                           retained by COMPANY. Any exercise of
                                           discretion by COMPANY under this
                                           paragraph shall be applied in like
                                           manner to all participants who are
                                           entitled to receive from COMPANY an
                                           Overriding Royalty Interest in
                                           leases included within such
                                           Prospect.

                                           With respect to each well drilled on
                                           the Prospect by a farmee of
                                           COMPANY's Working Interest and
                                           solely for the purpose of this
                                           paragraph 6.5.1 (d), Payout shall be
                                           defined as the point in time at
                                           which the revenue to COMPANY from
                                           its interest in oil and gas
                                           production from such well (after
                                           deduction of COMPANY's prorata part
                                           of the burden of (i) all landowners'
                                           royalties, overriding royalties, net
                                           profits interests, production
                                           payments or other burdens upon,
                                           measured by or payable out of such
                                           production and (ii) all applicable
                                           ad valorem, production, severance,
                                           sales, gathering, windfall profits
                                           excise and similar taxes) equals the
                                           sum incurred by or for the account
                                           of COMPANY (x) in preparing for
                                           drilling, drilling, testing,
                                           completing, equipping (including,
                                           without limitation, installation of
                                           platforms, facilities and
                                           pipelines), operating, reworking and
                                           recompleting the well, and marketing
                                           the production therefrom, and (y)
                                           for such well's allocable share of
                                           geological and geophysical costs,
                                           leasehold costs, all other costs of
                                           acquiring and maintaining in force
                                           the leases allocated to the well and
                                           other common costs.  Leases
                                           "allocated" to a well and "common
                                           costs" shall have the respective
                                           meanings ascribed thereto in the
                                           definition of "Payout" set forth in
                                           paragraph 6.1.

                                           Notwithstanding anything contained
                                           herein to the contrary, if, after
                                           the Effective Date and during the
                                           term or extended term hereof, there
                                           has been a Change in Control, then
                                           neither COMPANY nor the person
                                           acquiring the control shall have any
                                           right to make the adjustment
                                           described above in this paragraph
                                           6.5.1(d).





Consulting Services Agreement for David S. Huber

                                           Notwithstanding anything contained
                                           herein to the contrary, if, after
                                           the Effective Date and during the
                                           term or extended term hereof, the
                                           COMPANY's Working Interest in any
                                           Prospect is sold, transferred or
                                           conveyed to the holder of any
                                           indebtedness of the COMPANY or of
                                           Newco or of any parent or subsidiary
                                           of the COMPANY or Newco, or to any
                                           unaffiliated third party, by or
                                           pursuant to a foreclosure of any
                                           mortgage or other security interest
                                           therein securing such indebtedness
                                           or any part thereof or by transfer
                                           or conveyance in lieu of such
                                           foreclosure, then such holder or
                                           other third party shall not have any
                                           right to make the adjustment
                                           described above in this paragraph
                                           6.5.1.(d).

                          6.5.1(e) With respect to any Prospect on which the Initial Well has been drilled and which Prospect has been determined by COMPANY to be capable of producing oil and/or gas, should COMPANY desire to sell or farmout all or any portion of its Working Interest in such Prospect to unaffiliated third parties, the committee shall categorize geographical areas of the leases comprising the Prospect into
                                           Development Acreage and Exploratory
                                           Acreage.

                                           Any sale or farmout of the COMPANY's
                                           Working Interest in any such
                                           Development Acreage will be made
                                           subject to HUBER's Overriding
                                           Royalty Interest provided for in
                                           paragraph 6.2 hereinabove (as such
                                           interest may have previously been
                                           adjusted pursuant to other
                                           provisions of this paragraph 6);
                                           provided, however, with respect to
                                           each well drilled on the Prospect by
                                           a purchaser or farmee or their
                                           assigns of COMPANY's Working
                                           Interest, and solely for the purpose
                                           of this paragraph 6.5.1(e), Payout
                                           shall be defined as the point in
                                           time at which the revenue to
                                           purchaser or farmee or their assigns
                                           from its or their interest purchased
                                           or farmed in from COMPANY in oil
                                           and/or gas production from such well
                                           (after deduction of purchaser's or
                                           farmee's prorata part of the burden
                                           of (i) all landowners' royalties,
                                           overriding royalties, net profits
                                           interests, production payments or
                                           other burdens upon, measured by or
                                           payable out of such production and
                                           (ii) all applicable ad valorem,
                                           production, severance, sales,
                                           gathering, windfall profits excise
                                           and similar





Consulting Services Agreement for David S. Huber
                                           taxes) equals the sum incurred by or
                                           for the account of purchaser or
                                           farmee or their assigns in preparing
                                           for drilling, drilling, testing,
                                           completing, equipping, operating,
                                           reworking and recompleting the well,
                                           and marketing the production
                                           therefrom.

                                           With respect to the COMPANY's
                                           Working Interest in Exploratory
                                           Acreage to be sold by COMPANY, the
                                           committee may adjust the Overriding
                                           Royalty Interest of HUBER in the
                                           following manner:

                                           HUBER's after-Payout interest shall
                                           be reduced to one-half of HUBER's
                                           after-Payout interest stated in
                                           paragraph 6.2 (as such after-Payout
                                           interest stated in paragraph 6.2 may
                                           have previously been reduced
                                           pursuant to other provisions of this
                                           paragraph 6) and HUBER's before-
                                           Payout interest shall be increased
                                           to twice HUBER's before-Payout
                                           interest stated in paragraph 6.2 (as
                                           such before-Payout interest stated
                                           in paragraph 6.2 may have previously
                                           been reduced pursuant to other
                                           provisions of this paragraph 6),
                                           with the result that HUBER's
                                           interests before and after Payout
                                           shall be equal.

                                           With respect to the COMPANY's
                                           Working Interest in Exploratory
                                           Acreage to be farmed out by COMPANY,
                                           the committee shall (unless the
                                           committee recommends otherwise and
                                           the Board of Directors approves such
                                           recommendation) adjust the
                                           Overriding Royalty Interest of HUBER
                                           in the following manner:

                                           HUBER's Overriding Royalty Interest
                                           shall be calculated by multiplying
                                           HUBER's percentage interests stated
                                           in paragraph 6.2 above (as such
                                           interests stated in paragraph 6.2
                                           may have previously been reduced
                                           pursuant to other provisions of this
                                           paragraph 6) by COMPANY's overriding
                                           royalty interest set forth in the
                                           particular farmout agreement for
                                           said Prospect, for and during the
                                           period of time in which COMPANY
                                           receives such overriding royalty
                                           interest.





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                                      -21-

                                           To the extent, if any, that
                                           COMPANY's overriding royalty
                                           interest set forth in such farmout
                                           agreement converts to a Working
                                           Interest in such Prospect (whether
                                           by election of COMPANY or
                                           otherwise), then, from and after
                                           such conversion, HUBER's Overriding
                                           Royalty Interest shall be based upon
                                           such Working Interest of COMPANY
                                           pursuant to paragraph 6.2 above;
                                           provided, however, if pursuant to
                                           such farmout agreement, only a
                                           portion of COMPANY's overriding
                                           royalty interest converts to a
                                           Working Interest and COMPANY
                                           retains, following such conversion,
                                           some overriding royalty interest in
                                           addition to such Working Interest,
                                           HUBER shall be entitled to receive,
                                           as part of HUBER's Overriding
                                           Royalty Interest and in addition to
                                           such Overriding Royalty Interest
                                           based upon COMPANY's Working
                                           Interest, an interest equal to the
                                           percentage stated in paragraph 6.2
                                           above (as such interest may have
                                           previously been reduced pursuant to
                                           other provisions of this paragraph
                                           6) multiplied by COMPANY's retained
                                           overriding royalty interest.

                                           Such adjustment shall apply only to
                                           the interest sold or farmed out to
                                           unaffiliated third parties, and
                                           shall not affect the interest
                                           retained by COMPANY.  Any exercise
                                           of discretion by COMPANY under this
                                           paragraph shall be applied in like
                                           manner to all participants who are
                                           entitled to receive from COMPANY an
                                           Overriding Royalty Interest in
                                           leases included within such
                                           Prospect.

                                           Notwithstanding anything contained
                                           herein to the contrary, if, after
                                           the Effective Date and during the
                                           term or extended term hereof, there
                                           shall have been a Change in Control,
                                           then neither COMPANY nor the person
                                           acquiring the control shall have any
                                           right to make the adjustment
                                           described above in this paragraph
                                           6.5.1(e).

                                           Notwithstanding anything contained
                                           herein to the contrary, if, after
                                           the Effective Date and during the
                                           term or extended term hereof, the
                                           COMPANY's Working Interest in any
                                           Prospect is sold, transferred or
                                           conveyed to the holder of any
                                           indebtedness of the COMPANY or of
                                           Newco or of any parent or subsidiary
                                           of the COMPANY or Newco, or to any





Consulting Services Agreement for David S. Huber
                                           unaffiliated third party, by or
                                           pursuant to a foreclosure of any
                                           mortgage or other security interest
                                           therein securing such indebtedness
                                           or any part thereof or by transfer
                                           or conveyance in lieu of such
                                           foreclosure, then such holder or
                                           other third party shall not have any
                                           right to make the adjustment
                                           described above in this paragraph
                                           6.5.1.(e).

                                           If any of the events set forth in
                                           the two immediately preceding
                                           sentences hereof should occur, such
                                           that the adjustment described above
                                           in this paragraph 6.5.1(e) with
                                           respect to the Overriding Royalty
                                           Interest of HUBER in leases in such
                                           Exploratory Acreage is precluded
                                           from occurring as provided above,
                                           then, with respect to each well
                                           drilled on such Exploratory Acreage
                                           by a purchaser or farmee or their
                                           assigns of COMPANY's Working
                                           Interest, and solely for purposes of
                                           this paragraph 6.5.1(e), Payout
                                           shall be defined as set forth above
                                           in this paragraph 6.5.1(e).

                 6.5.2 Attached hereto as Exhibit "A" are copies of paragraphs 9.5.2 and 9.5.3 of COMPANY's employee Overriding Royalty Interest pool program in which certain employees of COMPANY are entitled to participate from time to time. HUBER and COMPANY agree that, in the event COMPANY elects from time to time during the term or extended term of this Agreement to reduce the Overriding Royalty Interests of such participating employees of COMPANY in any Prospects subject to this Agreement, pursuant to any of the provisions of such paragraphs 9.5.2 and 9.5.3, HUBER's Overriding Royalty Interest in such Prospects shall be reduced in the same manner and in the same proportion as the reduction of Overriding Royalty Interests in such Prospects of such employees.

                 6.5.3 Notwithstanding anything contained herein to the contrary, after an assignment is delivered to HUBER with respect to a Prospect pursuant to paragraph 6.4, COMPANY or its assigns may no longer reduce or modify HUBER's Overriding Royalty Interest on any well in such Prospect without written consent of HUBER, except pursuant to paragraphs 6.5.1(c), 6.5.1(d), 6.5.1(e) and 6.5.2 in the case only of assignments other than those delivered pursuant to paragraphs 6.4.8(a), 6.4.8(b) and 6.4.9.

                 6.5.4 In no event may any party other than COMPANY reduce or modify HUBER's Overriding Royalty Interest without written consent of HUBER.





Consulting Services Agreement for David S. Huber

                 6.5.5 COMPANY shall give HUBER written notice of any adjustment made to HUBER's Overriding Royalty Interest pursuant to the provisions of paragraphs 6.5.1(b), 6.5.1(c), 6.5.1(d), 6.5.1(e) and 6.5.2 within one hundred twenty (120) days following such adjustment.

                 6.5.6 Upon request by COMPANY, HUBER shall execute and deliver to COMPANY such reassignments, transfer orders, division orders, releases and other documents deemed by COMPANY to be necessary or appropriate to evidence any modification, reduction or other adjustment pursuant to this paragraph 6.5.

        6.6      COMPANY's Preferential Right to Purchase.

                 If at any time during the term or extended term of this Agreement, or if within one (1) year from the expiration of this Agreement, HUBER receives and desires to accept an offer for the purchase of a part or all of HUBER's Overriding Royalty Interest assigned pursuant to this paragraph 6 (the portion or all of such Overriding Royalty Interest covered by such offer to purchase being herein sometimes called the "Offered Interest"), from a prospective third party purchaser who is ready, willing and able to purchase the same, then HUBER shall have the right to sell such Offered Interest, but only after complying with the following terms and provisions:

                 6.6.1 The offer shall first be reduced to writing and signed by HUBER and the offeror. HUBER shall give COMPANY written notice of his receipt of, and his desire to accept, such written offer, together with a copy of such written offer signed by the prospective third party purchaser and containing all of the terms and conditions of such offer. The date such written notice is given to COMPANY is herein sometimes called the "Original Date."

                 6.6.2 COMPANY shall thereafter have an option to purchase the Offered Interest upon the same terms set forth in said offer, which option may be exercised by written notice thereof given to HUBER within ten (10) days after the Original Date.

                 6.6.3 If the Offered Interest is not purchased by COMPANY pursuant to the foregoing provisions of this paragraph, then HUBER shall have the right to sell the Offered Interest to the prospective third party purchaser named in such offer, provided that such sale is consummated within thirty (30) days from the expiration date of the option of COMPANY created hereby and provided that such sale is made in strict conformity with the terms of such offer.





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                 6.6.4    If, however, such sale of the Offered Interest does
                          not occur within such thirty-day period for the price and upon the terms set forth in such offer, then any sale of part or all of such Offered Interest thereafter shall again be subject to the option to purchase granted to COMPANY under this paragraph 6.6.

                 6.6.5 If HUBER elects to take title to an Overriding Royalty Interest in a legal entity other than himself (which he may do only with COMPANY's consent), such entity shall take title subject to all of the terms and conditions of this Agreement.

         6.7     Additional Provisions Affecting Overriding Royalty Interest.

                 In addition to the other provisions of this paragraph 6, HUBER's Overriding Royalty Interest shall be subject to the following:

                 6.7.1 Notwithstanding anything to the contrary contained herein, HUBER shall not have the right to take in kind or separately dispose of the production of oil and gas attributable to his Overriding Royalty Interest.

                 6.7.2 HUBER's Overriding Royalty Interest shall also apply to the production of oil and gas under the terms and provisions of any renewal, extension or new lease, to the extent such renewal, extension or new lease covers all or any portion of any lands covered by the expired lease which was subject to HUBER's Overriding Royalty Interest or is within the Prospect plat, and provided, however, that any such renewal, extension or new lease shall have been acquired by or for the benefit of COMPANY, either prior to or within one (1) year after the expiration of the expired lease.

                 6.7.3 Except as otherwise provided in this paragraph 6, in no event shall HUBER ever be liable or responsible in any way for payment of any part of any exploration, drilling or production costs or liabilities incurred by COMPANY or its assigns or other lessees attributable to the lease or leases in a Prospect or to the production therefrom, it being the intent of the parties that HUBER's Overriding Royalty Interest shall constitute a non-participating royalty interest for all purposes.

                 6.7.4 COMPANY will conduct and carry on the development, maintenance and operation of any lease subject to HUBER's Overriding Royalty Interest in a manner which it deems in its sole judgment to be reasonable and prudent and in accordance with good oil and gas field practices, and it will drill such wells as it





Consulting Services Agreement for David S. Huber
                          deems proper in its sole judgment from time to time in order to protect such lease from drainage; provided, however, (a) nothing herein contained shall obligate COMPANY to conduct any drilling operations whatsoever upon such lease, or to continue to operate any well or to operate or maintain in force or attempt to maintain in force such lease by payment of delay rentals, compensatory royalties or other payments or by the drilling of any wells upon said lease, or in any other manner, and the extent and duration of all operations, as well as the preservation of each of such leases by delay rental payments or otherwise, shall be solely at the will of COMPANY, and (b) COMPANY shall have the right at any time to surrender, abandon or otherwise terminate any such lease in whole or in part without liability to HUBER.

                 6.7.5 COMPANY shall have the right to sell all production attributable to HUBER's Overriding Royalty Interest on the same basis upon which the production attributable to COMPANY's interest in the same production is sold, and shall account to HUBER on that basis. In no event shall HUBER be entitled to receive payments for production attributable to his Overriding Royalty Interest calculated on a basis higher than that upon which COMPANY's interest in the same production is calculated or computed on a higher price than that payable to COMPANY on account of production attributable to its interest, and in no event shall HUBER be entitled to receive payments on amounts suspended by purchasers of the production pending determination of the authorized price by governmental entities. However, if COMPANY sells any such production to an affiliate of COMPANY, the price therefor shall not be less than would have been reasonably obtainable in a sale to a non-affiliated purchaser.

                 6.7.6 There shall be deducted from the production, before HUBER's Overriding Royalty Interest is computed, any production lost in the production from the leases, or any lands pooled therewith, or used for drilling, operating, development or production or in plant operations (including gas injection, secondary recovery, pressure maintenance, repressuring, cycling operations, plant fuel or shrinkage) conducted for the purpose of producing or processing production from lands covered by the leases or from any lands pooled with the leases.

                 6.7.7 COMPANY shall have the right and option, but not the obligation, to process gas produced and saved from the leases. If COMPANY elects to process or have processed, such gas in a gas processing plant or other facility, whether or not owned by COMPANY, then in such event HUBER shall be paid his percentage share provided





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                                      -26-
                          for herein of the proceeds of sale of all gasoline or other liquid hydrocarbons or other products manufactured or extracted from such gas as a result of such processing (collectively, the "Products"), less the costs of extraction or manufacture (which may consist of a portion of the Products). COMPANY shall also pay to HUBER the same percentage share of the proceeds of sale of all residue gas sold by COMPANY, less expenses incurred by COMPANY in transporting any such gas to point of delivery and for dehydration and/or compression of gas at or prior to such delivery and other expenses and fees typically borne by royalty owners (excluding expenses or fees for capital projects funded by COMPANY to the extent such expenses or fees have been included in the Payout calculation for the well from which such gas is produced).

                 6.7.8 HUBER's Overriding Royalty Interest shall bear its proportionate share of all other costs of marketing and transporting production from the leases or from any lands pooled therewith which are typically borne by royalty owners (excluding expenses or fees for capital projects funded by COMPANY to the extent such expenses or fees have been included in the Payout calculation for the well from which such production is produced).

                 6.7.9 HUBER's Overriding Royalty Interest shall also bear its share of all ad valorem, production, severance, sales, gathering and other taxes typically borne by royalty owners (whether state, federal or otherwise) assessed or levied on or in connection with the Overriding Royalty Interest or the production from the leases.

                 6.7.10 COMPANY or its assigns shall have the right and power, without any approval by HUBER, to pool or unitize any lease which is subject to HUBER's Overriding Royalty Interest, and to alter, change, amend or terminate any pooling or unitization agreements heretofore or hereafter entered into, as to all or any part of a Prospect, as to any one or more of the formations or horizons thereunder, upon such terms and provisions as COMPANY shall in its sole discretion determine. If and whenever through the exercise of such right and power, or pursuant to any law now existing or hereafter enacted, or any rule, regulation or order of any governmental body now or hereafter promulgated, any of the leases of COMPANY are pooled or unitized in any manner, HUBER's Overriding Royalty Interest shall also be pooled and unitized, and in such event HUBER's Overriding Royalty shall only be paid on that portion of the production from the unit or units so pooled, which is attributable to said leases under and by virtue of the pooling and unitization.





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                                      -27-

                 6.7.11 COMPANY may withhold payment to HUBER of any funds attributable to HUBER's Overriding Royalty Interest which COMPANY, in its sole discretion, deems to be subject to a risk of refund or recoupment pursuant to any rule, regulation or order of any governmental authority or any adverse claims by third parties. During such suspense period, HUBER shall not be entitled to interest on sums so withheld.

                 6.7.12 In the event COMPANY's Working Interest in any lease in which HUBER is entitled to an Overriding Royalty Interest covers less than all of the full and entire undivided interest in and to the land described therein, and in and to all the oil and gas rights relating thereto, then in that event the Overriding Royalty Interest as to that portion of the leased premises in which COMPANY's Working Interest in such lease does not cover such full and entire undivided interest shall be reduced proportionately (i.e., in the proportion that the undivided interest in and to said land and oil and gas rights covered by such lease bears to such full and entire undivided interest).

                 6.7.13 Notwithstanding anything contained in this paragraph 6 to the contrary, HUBER's Overriding Royalty Interest in any Net Profit Share Lease ("NPSL") shall be reduced at the same time and in the same percentage as COMPANY's net revenue interest in said NPSL is reduced pursuant to the provisions of said NPSL.

                 6.7.14 COMPANY and HUBER further undertake and agree promptly to execute and deliver, upon request of either party, all assignments, reassignments, transfer orders, division orders, releases and any other documents as may be necessary to implement this paragraph 6 or otherwise to more fully assure to each party the rights and interests of such party provided for in this paragraph 6.

                                       7.

                           CONFIDENTIAL RELATIONSHIP

                 All information and data (including studies, maps and interpretations) received by HUBER from COMPANY or prepared or obtained by HUBER for COMPANY shall be and forever remain the sole and exclusive property of COMPANY and shall be and remain confidential, and the same shall not be divulged or disclosed by HUBER to any other person or concern.

                 In any area described in a Deepwater Prospect submitted by HUBER to COMPANY pursuant to paragraph 1 or in any area in which COMPANY elects to attempt to acquire oil, gas and mineral leases or interests therein, HUBER will not





Consulting Services Agreement for David S. Huber compete with COMPANY, directly or indirectly, in the acquisition thereof during the term of this Agreement or any extension thereof and for twelve (12) months after the expiration of the term of this Agreement.

                                       8.

                                   INDEMNITY

         HUBER shall be solely liable for and agrees to hold COMPANY harmless of and from each and every claim, liability, suit, action, and judgment for damage to or loss of property, or for injury to or death of any person or persons caused by or arising out of the negligence or misconduct of HUBER in the performance of work under the terms of this Agreement.

                                       9.

                             INDEPENDENT CONTRACTOR

         This Agreement is for the performance of services by HUBER as an independent contractor and is not a contract of employment. While COMPANY may indicate the scope and scheduling of such services to be performed hereunder, the manner and means of accomplishing all such services are entirely under the direction and control of HUBER.

         No partnership or relationship of principal and agent or employer and employee is hereby created or shall arise as a result of the execution of this Agreement or the acquisition of properties hereunder, and no party hereto shall have any right, power or authority to contract on behalf of any other party or obligate any other party or any commitment or undertaking.

                                      10.

                           NONCOMPETITION OBLIGATIONS

                 10.1 As part of the consideration for the compensation and benefits to be paid to HUBER hereunder, and as an additional incentive for COMPANY to enter into this Agreement, COMPANY and HUBER agree to the non-competition obligations hereunder. Except for services to be provided by HUBER to COMPANY under this Agreement, HUBER will not, directly or indirectly for HUBER or for others engage in any oil or gas exploration, development, or production activity in the United States Gulf of Mexico.

                 10.2 These non-competition obligations shall commence upon the date of execution of this Agreement and extend until the expiration of the term of this Agreement (or any extended term).





Consulting Services Agreement for David S. Huber

                 10.3 Employee understands that the foregoing restrictions may limit Employee's ability to engage in certain business activities in the United States Gulf of Mexico during the term of this Agreement, but acknowledges that Employee will receive sufficiently high renumeration and other benefits under this Agreement to justify such restriction. HUBER acknowledges that money damages would not be sufficient remedy for any breach of this paragraph 10 by HUBER, and COMPANY shall be entitled to enforce the provisions of this Agreement and/or to specific performances and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this paragraph 10, but shall be in addition to all remedies available at law or in equity to COMPANY, including, without limitation, the recovery of damages from HUBER and HUBER's agents involved in such breach and remedies available to COMPANY pursuant to other agreements with HUBER.

                 10.4 It is expressly understood and agreed that COMPANY and HUBER consider the restrictions contained in this paragraph 10 to be reasonable and necessary. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such courts so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

                                     11.

                   CERTAIN ADDITIONAL PAYMENTS BY COMPANY

                 11.1 Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by COMPANY or any of its affiliates to or for the benefit of HUBER, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (any such payments or distributions being individually referred to herein as a "Payment," and any two or more of such payments or distributions being referred to herein as "Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (such excise tax, together with any interest thereon, any penalties, additions to tax, or additional amounts with respect to such excise tax, and any interest in respect of such penalties, additions to tax or additional amounts, being collectively referred herein to as the "Excise Tax"), then HUBER shall be entitled to receive an additional payment or payments





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                                      -30-

                          (individually referred to herein as a "Gross-Up Payment" and any two or more of such additional payments being referred to herein as "Gross-Up Payments") in an amount such that after payment by HUBER of all taxes (as defined in paragraph 11.11) imposed upon the Gross-Up Payment, HUBER retains an amount of such Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                 11.2 Subject to the provisions of paragraph 11.3 through 11.11, any determination (individually, a "Determination") required to be made under this paragraph 11, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall initially be made, at COMPANY'S expense, by nationally recognized tax counsel mutually acceptable to COMPANY and HUBER ("Tax Counsel"). Tax Counsel shall provide detailed supporting legal authorities, calculations, and documentation both to COMPANY and HUBER within 15 business days of the termination of HUBER'S employment, if applicable, or such other time or times as is reasonably requested by COMPANY or HUBER. If Tax Counsel makes the initial Determination that no Excise Tax is payable by HUBER with respect to a Payment or Payments, it shall furnish HUBER with an opinion reasonably acceptable to HUBER that no Excise Tax will be imposed with respect to any such Payment or Payments. HUBER shall have the right to dispute any Determination (a "Dispute") within 15 business days after delivery of Tax Counsel's opinion with respect to such Determination. The Gross-Up Payment, if any, as determined pursuant to such Determination shall be paid by COMPANY to HUBER within five business days of HUBER'S receipt of such Determination. The existence of a Dispute shall not in any way affect HUBER'S right to receive the Gross-Up Payment in accordance with such Determination. If there is no Dispute, such Determination shall be binding, final and conclusive upon COMPANY and HUBER, subject in all respects, however, to the provisions of paragraphs
                          11.3 through 11.11 below. As a result of the uncertainty in the application of Sections 4999 and 280G of the Code, it is possible that Gross-Up Payments (or portions thereof) which will not have been made by COMPANY should have been made ("Underpayment"), and if upon any reasonable written request from HUBER or COMPANY to Tax Counsel, or upon Tax Counsel's own initiative, Tax Counsel, at COMPANY'S expense, thereafter determines that HUBER is required to make a payment of any Excise Tax or any additional Excise Tax, as the case may be, Tax Counsel shall, at COMPANY'S expense, determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by COMPANY to HUBER.





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                                      -31-

                 11.3 COMPANY shall defend, hold harmless, and indemnify HUBER on a fully grossed-up after tax basis from and against any and all claims, losses, liabilities, obligations, damages, impositions, assessments, demands, judgements, settlements, costs and expenses (including reasonable attorneys', accountants', and experts' fees and expenses) with respect to any tax liability of HUBER resulting from any Final Determination (as defined in paragraph 11.10) that any Payment is subject to the Excise Tax.

                 11.4 If a party hereto receives any written or oral communication with respect to any question, adjustment, assessment or pending or threatened audit, examination, investigation or administrative, court or other proceeding which, if pursued successfully, could result in or give rise to a claim by HUBER against COMPANY under this paragraph 11 ("Claim"), including, but not limited to, a claim for indemnification of HUBER by COMPANY under paragraph 11.3, then such party shall promptly notify the other party hereto in writing of such Claim ("Tax Claim Notice").

                 11.5 If a Claim is asserted against HUBER ("HUBER Claim"), HUBER shall take or cause to be taken such action in connection with contesting such HUBER Claim as COMPANY shall reasonably request in writing from time to time, including the retention of counsel and experts as are reasonably designated by COMPANY (it being understood and agreed by the parties hereto that the terms of any such retention shall expressly provide that COMPANY shall be solely responsible for the payment of any and all fees and disbursements of such counsel and any experts) and the execution of powers of attorney, provided that:

                          11.5.1 within 30 calendar days after COMPANY receives or delivers, as the case may be, the Tax Claim Notice relating to such HUBER Claim (or such earlier date that any payment of the taxes claimed is due from HUBER, but in no event sooner than five calendar days after COMPANY receives or delivers such Tax Claim Notice), COMPANY shall have notified HUBER in writing ("Election Notice") that COMPANY does not dispute its obligations (including, but not limited to, its indemnity obligations) under this Agreement and that COMPANY elects to contest, and to control the defense or prosecution of, such HUBER Claim at COMPANY'S sole risk and sole cost and expense; and





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                                      -32-

                          11.5.2 COMPANY shall have advanced to HUBER on an interest-free basis, the total amount of the tax claimed in order for HUBER, at COMPANY'S request, to pay or cause to be paid the tax claimed, file a claim for refund of such tax and, subject to the provisions of the last sentence of paragraph 11.7, sue for a refund of such tax if such claim for refund is disallowed by the appropriate taxing authority (it being understood and agreed by the parties hereto that COMPANY shall only be entitled to sue for a refund and COMPANY shall not be entitled to initiate any proceeding in, for example, United States Tax Court) and shall indemnify and hold HUBER harmless, on a fully grossed-up after tax basis, from any tax imposed with respect to such advance or with respect to any imputed income with respect to such advance; and

                          11.5.3 COMPANY shall reimburse HUBER for any and all costs and expenses resulting from any such request by COMPANY and shall indemnify and hold HUBER harmless, on fully grossed- up after-tax basis, from any tax imposed as a result of such reimbursement.

                 11.6 Subject to the provisions of paragraph 11.5 hereof, COMPANY shall have the right to defend or prosecute, at the sole cost, expense and risk of COMPANY, such HUBER Claim by all appropriate proceedings, which proceedings shall be defended or prosecuted diligently by COMPANY to a Final Determination; provided, however, that (i) COMPANY shall not, without HUBER'S prior written consent, enter into any compromise or settlement of such HUBER Claim that would adversely affect HUBER, (ii) any request from COMPANY to HUBER regarding any extension of the statute of limitations relating to assessment, payment, or collection of taxes for the taxable year of HUBER with respect to which the contested issues involved in, and amount of, the HUBER Claim relate is limited solely to such contested issues and amount, and (iii) COMPANY'S control of any contest or proceeding shall be limited to issues with respect to the HUBER Claim and HUBER shall be entitled to settle or contest, in his sole and absolute discretion, any other issue raised by the Internal Revenue Service or any other taxing authority. So long as COMPANY is diligently defending or prosecuting such HUBER Claim, HUBER shall provide or cause to be provided to COMPANY any information reasonably requested by COMPANY that relates to such HUBER Claim, and shall otherwise cooperate with COMPANY and its





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                                      -33-
                          representatives in good faith in order to contest effectively such HUBER Claim. COMPANY shall keep HUBER informed of all developments and events relating to any such HUBER Claim (including, without limitation, providing to HUBER copies of all written materials pertaining to any such HUBER Claim), and HUBER or his authorized representatives shall be entitled, at HUBER'S expense, to participate in all conferences, meetings and proceedings relating to any such HUBER Claim.

                 11.7 If, after actual receipt by HUBER of an amount of a tax claimed (pursuant to an HUBER Claim) that has been advanced by COMPANY pursuant to paragraph 11.5.2 hereof, the extent of the liability of COMPANY hereunder with respect to such tax claimed has been established by a Final Determination, HUBER shall promptly pay or cause to be paid to COMPANY any refund actually received by, or actually credited to, HUBER with respect to such tax (together with any interest paid or credited thereon by the taxing authority and any recovery of legal fees from such taxing authority related thereto), except to the extent that any amounts are then due and payable by COMPANY to HUBER, whether under the provisions of this Agreement or otherwise. If, after the receipt by HUBER of an amount advanced by COMPANY pursuant to paragraph 11.5.2, a determination is made by the Internal Revenue Service or other appropriate taxing authority that HUBER shall not be entitled to any refund with respect to such tax claimed and COMPANY does not notify HUBER in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of any Gross-Up Payments and other payments required to be paid hereunder.

                 11.8 With respect to any HUBER Claim, if COMPANY fails to deliver an Election Notice to HUBER within the period provided in paragraph 11.5.1 hereof or, after delivery of such Election Notice, COMPANY fails to comply with the provisions of paragraph 11.5.2,
                          11.5.3 or 11.6 hereof, then HUBER shall at any time thereafter have the right (but not the obligation), at his election and in his sole and absolute discretion, to defend or prosecute, at the sole cost, expense and risk of COMPANY, such HUBER Claim. HUBER shall have full control of such defense or prosecution and such proceedings, including any settlement or compromise thereof. If requested by HUBER, COMPANY shall cooperate, and shall cause its affiliates to cooperate, in good faith with HUBER and his authorized representatives in order to contest effectively such





Consulting Services Agreement for David S. Huber

                          HUBER Claim. COMPANY may attend, but not participate in or control, any defense, prosecution, settlement or compromise of any HUBER Claim controlled by HUBER pursuant to this paragraph 11.8 and shall bear its own costs and expenses with respect thereto. In the case of any HUBER Claim that is defended or prosecuted by HUBER, HUBER shall, from time to time, be entitled to current payment, on a fully grossed-up after tax basis, from COMPANY with respect to costs and expenses incurred by HUBER in connection with such defense or prosecution.

                 11.9 In the case of any HUBER Claim that is defended or prosecuted to a Final Determination pursuant to the terms of this paragraph 11.9, COMPANY shall pay, on a fully grossed-up after tax basis, to HUBER in immediately available funds the full amount of any taxes arising or resulting from or incurred in connection with such HUBER Claim that have not theretofore been paid by COMPANY to HUBER, together with the costs and expenses, on a fully grossed-up after tax basis, incurred in connection therewith that have not theretofore been paid by COMPANY to HUBER, within ten calendar days after such Final Determination. In the case of any HUBER Claim not covered by the preceding sentence, COMPANY shall pay, on a fully grossed-up after tax basis, to HUBER in immediately available funds the full amount of any taxes arising or resulting from or incurred in connection with such HUBER Claim at least ten calendar days before the date payment of such taxes is due from HUBER, except where payment of such taxes is sooner required under the provisions of this paragraph 11.9, in which case payment of such taxes (and payment, on a fully grossed-up after tax basis, of any costs and expenses required to be paid under this paragraph 11.9) shall be made within the time and in the manner otherwise provided in this paragraph 11.9.

                 11.10 For purposes of this Agreement, the term "Final Determination" shall mean (A) a decision, judgment, decree or other order by a court or other tribunal with appropriate jurisdiction, which has become final and non-appealable; (B) a final and binding settlement or compromise with an administrative agency with appropriate jurisdiction, including, but not limited to, a closing agreement under Section 7121 of the Code; (C) any disallowance of a claim for refund or credit in respect to an overpayment of tax unless a suit is filed on a timely basis; or (D) any final disposition by reason of the expiration of all applicable statutes of limitations.

                 11.11 For purposes of this Agreement, the terms "tax" and "taxes" mean any and all taxes of any kind whatsoever (including, but not limited to, any and all Excise Taxes, income taxes, and employment taxes),





Consulting Services Agreement for David S. Huber
                          together with any interest thereon, any penalties, additions to tax, or additional amounts with respect to such taxes and any interest in respect of such penalties, additions to tax, or additional amounts.

                                      12.

                                ENTIRE AGREEMENT

         This Agreement sets forth the entire agreement between COMPANY and HUBER. Any amendment of this Agreement must be made in writing and executed by both COMPANY and HUBER.

                                      13.

                         AGREEMENT BINDING UPON ASSIGNS

         This Agreement, as amended, shall be binding upon the heirs, administrators, or executors and the successors and assigns of each party to this Agreement.

                                      14.

                          ACCRUED RIGHTS AND BENEFITS

         Except as otherwise expressly provided herein, nothing contained in this Agreement shall limit or otherwise affect any rights or benefits which are vested in, accrued to, or earned by HUBER, or for which HUBER is entitled to, prior to the Effective Date whether under any prior Consulting Services Agreement or otherwise.

                                      15.

                   TERMINATION OF CHANGE IN CONTROL AGREEMENT

         ON THE EFFECTIVE DATE, THAT CERTAIN CHANGE IN CONTROL AGREEMENT DATED FEBRUARY 12, 1996, BETWEEN COMPANY AND HUBER SHALL TERMINATE AND BE FROM THE EFFECTIVE DATE NULL, VOID AND OF NO FURTHER FORCE OR EFFECT WHATSOEVER.





Consulting Services Agreement for David S. Huber

         IN WITNESS WHEREOF, this instrument has been executed effective as of the Effective Date.

                                         COMPANY:

                                         MARINER ENERGY, INC. (formerly known
                                           as Hardy Oil & Gas USA Inc.)


                                         By:        /s/ ROBERT E. HENDERSON
                                               --------------------------------
                                         Printed Name:  Robert E. Henderson
                                                       ------------------------
                                         Printed Title: President and Chief
                                                       ------------------------
                                                        Executive Officer
                                                       ------------------------



                                         HUBER:

                                         /s/ DAVID S. HUBER
                                         ---------------------------------------
                                         DAVID S. HUBER





Consulting Services Agreement for David S. Huber

                                  EXHIBIT "A"


                 9.5.2 Within sixty (60) days after the end of each fiscal year of COMPANY, COMPANY may in its sole discretion elect to reduce the Overriding Royalty Interest set forth in paragraph 9.2 with respect to Prospects subject to this Agreement that were acquired by COMPANY during such fiscal year (which election, if timely made as above provided, shall be effective as of the beginning of such fiscal year) based on actual Exploration and Development Costs incurred by COMPANY Group during such fiscal year in respect of all Prospects subject to this Agreement, as follows (with linear interpolation between indicated levels of costs):

                            Total E & D
                            Costs Level                 Permitted Reduction
                            -----------                 -------------------

                          under $35 million                 no reduction
                          $70 million                       25.00%
                          $105 million                      33.33%
                          $140 million                      38.33%
                          $175 million                      41.67%
                          over $175 million                 **

**Permitted Reduction shall be determined in the sole discretion of COMPANY.

                          The Total Exploration and Development Costs Levels and resultant ranges and escalation increments provided for above are "Base Year" figures for fiscal year 1996-1997, and shall be adjusted annually on a compound basis beginning with the fiscal year commencing April 1, 1997, according to the then current Council of Petroleum Accountants Societies' (COPAS) adjustment rate (based upon the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers as of April 1 as published by the United States Department of Labor, Bureau of Labor Statistics).

                          The "Permitted Reduction" shall mean the percentage by which Employee's Overriding Royalty Interest (both before and after Payout) may be adjusted downward. Each such adjustment shall determine Employee's Overriding Royalty Interest for the fiscal year in question, and shall be uniform on Prospects acquired during that period (subject to paragraphs 9.5.1 and 9.5.3). Without limiting the foregoing, a Permitted Reduction shall apply to any Major Prospect subject to this Agreement that was acquired by COMPANY during such fiscal year, whether or not an adjustment of Employee's Overriding Royalty Interest in such Major Prospect shall have been made pursuant to paragraph 9.5.3.

                          All leases acquired in those Prospects, whether during the same fiscal year or thereafter, shall be subject to the same Employee's Overriding Royalty Interest established at the time the Prospect was acquired, subject, however, to adjustment as provided for in this paragraph 9. A Permitted Reduction in Employee's Overriding Royalty Interest for a particular fiscal year, however, shall not operate to reduce Employee's Overriding Royalty Interest stated in paragraph 9.2 in respect of any Prospects acquired by COMPANY in any subsequent fiscal year during the term or extended term hereof.

                          9.5.2(a) Notwithstanding the foregoing provisions of this paragraph 9.5.2, with respect to any FPF/TLP
                                           Exploitation Prospects acquired by
                                           COMPANY during a fiscal year of
                                           COMPANY for which COMPANY's estimate
                                           of Exploration and Development Costs
                                           incurred or to be incurred by
                                           COMPANY Group in respect of all
                                           FPF/TLP Exploitation Prospects
                                           acquired in such fiscal year exceeds
                                           $30 million through the end of the
                                           respective primary development
                                           periods for the fields comprising
                                           such FPF/TLP Exploitation Prospects
                                           (which periods, solely for purposes
                                           of the adjustment provided for in
                                           this paragraph, shall not exceed
                                           five (5) years), an alternative
                                           calculation will be made prior to
                                           determining the applicable
                                           "Permitted Reduction" of Employee's
                                           Overriding Royalty Interest with
                                           respect to such FPF/TLP Exploitation
                                           Prospects.  Such alternative
                                           calculation shall be based upon the
                                           assumptions that the total
                                           Exploration and Development Costs to
                                           be incurred by COMPANY Group in
                                           respect of all such FPF/TLP
                                           Exploitation Prospects will be
                                           incurred over a two (2) year period
                                           and that such Exploration and
                                           Development Costs will be in
                                           addition to a "base level" of $70
                                           million in Exploration and
                                           Development Costs to be incurred by
                                           COMPANY Group exclusive of the
                                           identified FPF/TLP Exploitation
                                           Prospects.  Such alternative
                                           Exploration and Development Costs
                                           level shall be determined as
                                           follows:

                                           The alternative E&D Costs Level shall
                                           be the sum of:

                                           (i)    One-half of COMPANY's estimate
                                                  of Exploration and
                                                  Development Costs incurred or
                                                  to be incurred by COMPANY
                                                  Group through the end of the
                                                  respective primary
                                                  development periods in
                                                  respect of all FPF/TLP

                                                  Exploitation Prospects
                                                  acquired in such fiscal year,
                                                  plus

                                           (ii)   $70 million.

                                           The Overriding Royalty Interest set
                                           forth in paragraph 9.2 with respect
                                           to such FPF/TLP Exploitation
                                           Prospects (both before and after
                                           Payout) may, in COMPANY's sole
                                           discretion, be reduced by the
                                           greater of (x) the "Permitted
                                           Reduction" percentage set forth in
                                           the table above in this paragraph
                                           for the actual "Total E & D Costs
                                           Level" for such fiscal year and (y)
                                           the "Permitted Reduction" percentage
                                           set forth in the table above that
                                           would be applicable if the "Total E
                                           & D Costs Level" for such fiscal
                                           year were equal to such "Alternative
                                           E & D Costs Level".

                                           If the Overriding Royalty Interest
                                           set forth in paragraph 9.2 with
                                           respect to such FPF/TLP Exploitation
                                           Prospects, when reduced pursuant to
                                           the foregoing provisions of this
                                           paragraph, exceeds two-thirds of the
                                           Overriding Royalty Interest set
                                           forth in paragraph 9.2, COMPANY may,
                                           in its sole discretion, further
                                           reduce such Overriding Royalty
                                           Interest to an interest equal to
                                           two- thirds (before and after
                                           Payout, respectively) of such
                                           Overriding Royalty Interest set
                                           forth in paragraph 9.2.  Further, if
                                           the Overriding Royalty Interest set
                                           forth in paragraph 9.2 with respect
                                           to any such FPF/TLP Exploitation
                                           Prospect, when reduced to such
                                           two-thirds level pursuant to the
                                           foregoing provisions of this
                                           paragraph, exceeds the Overriding
                                           Royalty Interest in such Prospect
                                           that would result from multiplying
                                           the Overriding Royalty Interest
                                           percentage set forth in paragraph
                                           9.2 times a Working Interest
                                           percentage of 50% of 8/8ths, COMPANY
                                           may, in its sole discretion, further
                                           reduce such Overriding Royalty
                                           Interest set forth in paragraph 9.2
                                           with respect to such FPF/TLP
                                           Exploitation Prospect to a
                                           percentage (before and after Payout,
                                           respectively) that, when multiplied
                                           times COMPANY's Working Interest in
                                           such FPF/TLP Exploitation Prospect,
                                           would equal the Overriding Royalty
                                           Interest percentage (before and
                                           after Payout, respectively) set
                                           forth in paragraph 9.2 times a
                                           Working Interest percentage of 50%
                                           of 8/8ths.

                          9.5.2(b) Notwithstanding the foregoing provisions of this paragraph 9.5.2, with respect to any Subsea Tieback Exploitation Prospects acquired by COMPANY during such fiscal year, if the Overriding Royalty Interest set forth in paragraph 9.2 with respect to any such Subsea Tieback
                                           Exploitation Prospects, when reduced
                                           pursuant to the foregoing provisions
                                           of this paragraph, exceeds the
                                           Overriding Royalty Interest in such
                                           Prospect that would result from
                                           multiplying the Overriding Royalty
                                           Interest percentage set forth in
                                           paragraph 9.2 times a Working
                                           Interest percentage of 50% of
                                           8/8ths, COMPANY may, in its sole
                                           discretion, further reduce such
                                           Overriding Royalty Interest set
                                           forth in paragraph 9.2 with respect
                                           to such Subsea Tieback Exploitation
                                           Prospect to a percentage (before and
                                           after Payout, respectively) that,
                                           when multiplied times COMPANY's
                                           Working Interest in such Subsea
                                           Tieback Exploitation Prospect, would
                                           equal the Overriding Royalty
                                           Interest percentage (before and
                                           after Payout, respectively) set
                                           forth in paragraph 9.2 times a
                                           Working Interest percentage of 50%
                                           of 8/8ths.

                          9.5.2(c) Notwithstanding the foregoing provisions of this paragraph 9.5.2, with respect to any FPF/TLP
                                           Exploration Prospects acquired by
                                           COMPANY during such fiscal year, if
                                           the Overriding Royalty Interest set
                                           forth in paragraph 9.2 with respect
                                           to any such FPF/TLP Exploration
                                           Prospects, when reduced pursuant to
                                           the foregoing provisions of this
                                           paragraph, exceeds two-thirds of the
                                           Overriding Royalty Interest set
                                           forth in paragraph 9.2, COMPANY may,
                                           in its sole discretion, further
                                           reduce such Overriding Royalty
                                           Interest to an interest equal to
                                           two-thirds (before and after Payout,
                                           respectively) of such Overriding
                                           Royalty Interest set forth in
                                           paragraph 9.2.  Further, if the
                                           Overriding Royalty Interest set
                                           forth in paragraph 9.2 with respect
                                           to any such FPF/TLP Exploration
                                           Prospect, when reduced to such
                                           two-thirds level pursuant to the
                                           foregoing provisions of this
                                           paragraph, exceeds the Overriding
                                           Royalty Interest in such Prospect
                                           that would result from multiplying
                                           the Overriding Royalty Interest
                                           percentage set forth in paragraph
                                           9.2 times a Working Interest
                                           percentage of 50% of 8/8ths, COMPANY
                                           may, in its sole discretion, further
                                           reduce such Overriding Royalty
                                           Interest set forth in paragraph 9.2
                                           with respect to such FPF/TLP
                                           Exploration Prospect to a percentage
                                           (before and after Payout,
                                           respectively) that, when multiplied
                                           times COMPANY's Working Interest in
                                           such FPF/TLP Exploration Prospect,
                                           would equal the Overriding Royalty
                                           Interest percentage (before and
                                           after Payout, respectively) set
                                           forth in paragraph 9.2 times a
                                           Working Interest percentage of 50%
                                           of 8/8ths.

                          9.5.2(d) Notwithstanding the foregoing provisions of this paragraph 9.5.2, with respect to any Subsea Tieback Exploration Prospects acquired by COMPANY during such fiscal year, if the Overriding Royalty Interest set forth in paragraph 9.2 with respect to any such Subsea Tieback
                                           Exploration Prospects, when reduced
                                           pursuant to the foregoing provisions
                                           of this paragraph, exceeds the
                                           Overriding Royalty Interest in such
                                           Prospect that would result from
                                           multiplying the Overriding Royalty
                                           Interest percentage set forth in
                                           paragraph 9.2 times a Working
                                           Interest percentage of 50% of
                                           8/8ths, COMPANY may, in its sole
                                           discretion, further reduce such
                                           Overriding Royalty Interest set
                                           forth in paragraph 9.2 with respect
                                           to such Subsea Tieback Exploration
                                           Prospect to a percentage (before and
                                           after Payout, respectively) that,
                                           when multiplied times COMPANY's
                                           Working Interest in such Subsea
                                           Tieback Exploration Prospect, would
                                           equal the Overriding Royalty
                                           Interest percentage (before and
                                           after Payout, respectively) set
                                           forth in paragraph 9.2 times a
                                           Working Interest percentage of 50%
                                           of 8/8ths.

                 9.5.3 With respect to any Major Prospect, COMPANY may in its sole discretion elect to adjust the Overriding Royalty Interest set forth in paragraph 9.2, effective as of the date of COMPANY's acquisition of such Major Prospect, as follows:

                          Employee's before-Payout interest shall be reduced by the following formula:

                          ORIGINAL BEFORE-PAYOUT INTEREST
                          -------------------------------  =  REDUCED BEFORE-PAYOUT INTEREST
                                      X
                                      --
                                      Y

                          where "X" equals the total amount estimated by COMPANY for Exploration and Development Costs to be incurred by COMPANY Group in respect of such Major Prospect through the end of the primary development period for the field comprising such Major Prospect (which period, solely for purposes of such adjustment calculation, shall not exceed five
                          (5) years), and

                          where "Y" equals $30 million.

                          Employee's after-Payout interest shall be increased by adding thereto the full amount of the percentage interest so deducted from Employee's before-Payout interest until 2.5 times Payout is reached, at which time Employee's after-Payout interest shall be reduced by subtracting therefrom the same percentage interest that was previously added thereto pursuant to this sentence.

                          Such election may be made by COMPANY whether or not Employee's Overriding Royalty Interest in such Major Prospect shall have been reduced pursuant to paragraph 9.5.2. In the case of any such prior reduction pursuant to paragraph 9.5.2, the term "original before-Payout interest" as used above in this paragraph shall refer to Employee's before-Payout interest as previously reduced pursuant to paragraph 9.5.2.